[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                         MFS(R) BOND FUND
                         ANNUAL REPORT o APRIL 30, 2001


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL see page 38 for details.
        ---------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 41

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended April 30, 2001, Class A shares of the fund provided a total return of 10.22%, Class B shares 9.49%, Class C shares 9.42%, and Class I shares 10.55%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of 12.11% and 10.17%, respectively, for the fund's benchmarks, the Lehman Brothers Government/Credit Index (the Lehman Index) and the Lipper Corporate Debt "BBB"-rated Fund Index. The Lehman index is an unmanaged index consisting of U.S. treasuries that have remaining maturities of more than one year, U.S. government-agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Corporate Debt "BBB"-rated Fund Index is an index of funds that invest at least 65% of their assets in corporate and government debt issues in the top four investment rating grades. During the same period, the average corporate debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.25%.

Q. WHAT FACTORS INFLUENCED THE BOND MARKET DURING THE PAST 12 MONTHS?

A. Most bonds outperformed stocks as the economy slowed and the Federal Reserve Board (the Fed) acted aggressively to avert a recession, slashing short-term interest rates by two full percentage points in the first four months of 2001. Against that backdrop, however, various types of bonds took divergent paths. Throughout much of the period, Treasury securities posted strong gains as investors anticipated that a weaker-than-expected economy in the second half of 2000 would prompt the Fed to lower interest rates. Initially, investment-grade corporate bonds rallied in anticipation of rate cuts but came under pressure from a slumping stock market and concerns over corporate profitability late in calendar year 2000. That bearish sentiment forced the yield spread -- the difference between the yields of corporate bonds and Treasury securities -- to widen to very high levels, reflecting investors' demand for more yield from corporate bonds to make up for their added risk. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) In the first three months of 2001, however, investment-grade corporate bonds snapped back based on fresh signs that the economy was more resilient than originally predicted, fueling hopes that the worst of the economic news was behind us and that a recovery may be in the offing. Despite an early 2001 rebound, high-yield corporate bonds remained under pressure throughout most of the period due to worries over high default rates and weak economic conditions. Mortgage securities languished when rate cuts set off large waves of mortgage refinancings, leaving bondholders to reinvest the proceeds at lower rates.

Q. WHICH STRATEGIES BENEFITED THE FUND'S PERFORMANCE?

A. Though the fund did underperform the Lehman Index, its returns were positive for the period mainly as a result of our decision to increase the portfolio's stake in investment-grade corporates at the end of last year. This proved beneficial as that sector steadily improved over the first four months of this year. Additionally, a fairly large weighting in energy bonds boosted performance during the period. In early 1999, oil languished at $12 per barrel. But throughout much of the past year, oil companies reported gains as the price of crude hovered around $30 per barrel. This boosted our investments in Apache Corp., Alberta Energy, and Gulf Canada.

   We think investment performance often can be determined as much by avoiding certain securities as by owning others, and these past 12 months are a good case in point. Thanks to our research efforts, we successfully avoided a number of high-profile blowups among high-grade companies such as Rite-Aid, Xerox, J.C. Penney's, and Southern California Edison. We also had relatively light weightings in high-yield bonds issued by telecom companies, which plummeted during the past year. That said, our holdings in PSINet proved disappointing, with the company ultimately filing for bankruptcy protection. Other holdings that detracted from performance were companies with asbestos liabilities, including Georgia Pacific.

Q. WHERE HAVE YOU FOUND OPPORTUNITIES AMONG HIGH-YIELD INVESTMENTS?

A. We maintained a relatively defensive stance, having concentrated on utility companies, plus cable and media companies, including Chancellor Media. Both sectors have had a reputation for being recession-resistant, and each performed quite well over the past year. We also emphasized bonds issued by companies positioned to "crossover" from high-yield status to investment-grade status. These bonds tended to be underappreciated because they did not offer as much yield as other high-yield bonds, which allowed us to buy them at what we think were attractive prices and potentially benefit from their crossover into investment-grade territory. A good example of a crossover success story was K Mart.

Q. WHAT OTHER PORTFOLIO CHANGES OR ADJUSTMENTS DID YOU MAKE DURING THE YEAR?

A. Given our worries over accelerating prepayments in a potentially declining interest rate environment, we scaled back our mortgage holdings in favor of corporate holdings in December 2000. In addition, we generally kept the fund's duration within a relatively small range of its benchmarks. (Duration is a measure of a bond's sensitivity to changes in interest rates.) In our view, this approach makes the most sense since large duration bets can lead to unpredictable returns, which can easily overwhelm other factors over which we have more control, such as security selection. We also made slight strategic adjustments to our duration along the way, lengthening or shortening duration if we felt opportunities arose.

Q. WHAT IS YOUR OUTLOOK?

A. We believe that the economy can avert a recession, thanks to the previous rate cuts by the Fed. We're anticipating another rate cut or two in the coming months, although we think the Fed is close to the end of its cycle of interest rate cuts based on growing evidence that the economy wasn't as weak as many feared. Amid those conditions, we expect corporate bonds to perform well, as revenues could become buoyed and credit quality could also improve. That said, we intend to closely monitor energy prices and other potential inflationary influences on the economy.

 /s/ Geoffrey L. Kurinsky              /s/ Willam J. Adams

     Geoffrey L. Kurinsky                  William J. Adams
     Portfolio Manager                     Associate Portfolio Manager

Note to Shareholders: William J. Adams joined the fund as Associate Portfolio Manager in July 2000.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other considerations.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

GEOFFREY L. KURINSKY IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE MANAGES THE INVESTMENT-GRADE BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. GEOFF JOINED THE MFS FIXED INCOME DEPARTMENT IN 1987 AND WAS NAMED PORTFOLIO MANAGER IN 1989, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND EARNED AN M.B.A. DEGREE IN FINANCE FROM BOSTON UNIVERSITY.

WILLIAM J. ADAMS, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND AN ASSOCIATE PORTFOLIO MANAGER OF THE BOND PORTFOLIOS OF OUR MUTUAL FUNDS AND ANNUITIES. BILL JOINED MFS IN 1997. HE WAS NAMED VICE PRESIDENT IN 1999 AND ASSOCIATE PORTFOLIO MANAGER IN 2000. HE HAS AN M.B.A. FROM INDIANA UNIVERSITY AND AN UNDERGRADUATE DEGREE FROM LASALLE UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS
                       IS BELIEVED TO BE CONSISTENT WITH PRUDENT RISK. IT'S
                       SECONDARY OBJECTIVE IS TO PROTECT SHAREHOLDERS'
                       CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS: MAY 8, 1974

CLASS INCEPTION:       CLASS A  MAY 8, 1974
                       CLASS B  SEPTEMBER 7, 1993
                       CLASS C  JANUARY 3, 1994
                       CLASS I  JANUARY 2, 1997

SIZE:                  $1.3 BILLION NET ASSETS AS OF APRIL 30, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended April 30, 2001)

               MFS          Lehman Brothers       Lipper
            Bond Fund         Government/      Corporate Debt
            - Class A         Credit Index   BBB-rated Fund Index
--------------------------------------------------------------------------------
4/91        $ 9,525            $10,000            $10,000
4/93         12,156             12,683             12,844
4/95         13,381             13,716             13,907
4/97         15,848             15,903             16,469
4/99         18,217             18,816             19,199
4/01         19,776             21,296             20,942

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +10.22%      +12.05%      +36.01%       +107.62%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +10.22%      + 3.87%      + 6.34%       +  7.58%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          + 4.99%      + 2.20%      + 5.31%       +  7.06%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              + 9.49%      + 9.79%      +31.24%       + 96.30%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          + 9.49%      + 3.16%      + 5.59%       +  6.98%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          + 5.49%      + 2.30%      + 5.28%       +  6.98%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              + 9.42%      + 9.65%      +31.22%       + 96.95%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          + 9.42%      + 3.12%      + 5.59%       +  7.01%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          + 8.42%      + 3.12%      + 5.59%       +  7.01%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +10.55%      +13.10%      +38.00%       +110.66%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +10.55%      + 4.19%      + 6.65%       +  7.74%
--------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                             1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------------------------------------
Average corporate debt "BBB"-rated fund+                    +10.25%      + 4.18%      + 6.42%       +  7.95%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index#                    +12.11%      + 6.35%      + 7.40%       +  7.85%
--------------------------------------------------------------------------------------------------------------
Lipper Corporate Debt "BBB"-rated Fund Index+               +10.17%      + 4.38%      + 6.54%       +  7.67%
--------------------------------------------------------------------------------------------------------------
(+)Average annual rates of return.
+Source: Lipper Inc.
#Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2001

QUALITY RATINGS

"AAA"                         2.2%
"AA"                          3.6%
"A"                          14.7%
"BBB"                        41.7%
"BB"                         10.8%
"B"                           2.9%
"CCC"                         0.3%
Equity                        0.8%
Other                         0.1%
Governments                  22.9%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2001

Bonds - 97.4%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 83.9%
  Aerospace & Defense - 1.7%
    Northrop Grumman Corp., 7.125s, 2011##                         $    3,493       $    3,522,061
    Northrop Grumman Corp., 7.75s, 2031                                 9,207            9,195,031
    Raytheon Co., 6.45s, 2002                                           4,300            4,304,687
    Raytheon Co., 7.9s, 2003                                            4,557            4,663,224
                                                                                    --------------
                                                                                    $   21,685,003
--------------------------------------------------------------------------------------------------
  Airlines - 2.0%
    Airplane Pass-Through Trust, 10.875s, 2019                     $    1,482       $      925,435
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                                      1,190            1,156,013
    Continental Airlines Pass-Through Trust, Inc.,
      6.545s, 2019                                                      7,207            7,044,076
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                                      3,319            3,396,029
    Delta Airlines, Inc., 7.379s, 2010                                  4,893            5,099,974
    Delta Airlines, Inc., 7.57s, 2010                                   2,766            2,916,775
    Jet Equipment Trust, 11.44s, 2014##                                 3,500            3,659,600
    Jet Equipment Trust, 10.69s, 2015##                                 2,390            2,543,032
                                                                                    --------------
                                                                                    $   26,740,934
--------------------------------------------------------------------------------------------------
  Automotive - 2.1%
    DaimlerChrylser Holdings, 7.75s, 2011                          $    9,116       $    9,311,174
    DaimlerChrysler Holdings, 8.5s, 2031                                9,080            9,287,478
    General Motors Corp., 7.2s, 2011                                    8,073            8,160,269
                                                                                    --------------
                                                                                    $   26,758,921
--------------------------------------------------------------------------------------------------
  Banks and Finance - 8.6%
    Capital One Financial Corp., 7.25s, 2003                       $    9,592       $    9,659,854
    Citigroup, Inc., 7.25s, 2010                                       18,648           19,374,899
    Colonial Capital II, 8.92s, 2027                                      712              609,356
    Dime Bancorp, Inc., 9s, 2002                                        6,683            6,924,123
    Ford Motor Credit Co., 7.6s, 2005                                   4,603            4,842,632
    Ford Motor Credit Co., 6.875s, 2006                                 4,164            4,256,607
    Ford Motor Credit Co., 7.875s, 2010                                 3,000            3,186,690
    Ford Motor Credit Co., 7.375s, 2011                                 4,495            4,614,118
    General Electric Capital Corp., 8.7s, 2007                          1,244            1,422,263
    General Motors Acceptance Corp., 5.8s, 2003                         4,307            4,333,402
    General Motors Acceptance Corp., 6.38s, 2004                        4,591            4,630,253
    General Motors Acceptance Corp., 7.5s, 2005                         4,644            4,864,915
    General Motors Acceptance Corp., 6.75s, 2006                        4,582            4,660,535
    GS Escrow Corp., 6.75s, 2001                                        9,535            9,544,287
    GS Escrow Corp., 7s, 2003                                           4,949            4,935,984
    Lehman Brothers Holding, 7s, 2008                                   4,549            4,594,308
    Socgen Real Estate LLC, 7.64s, 2049##                              10,868           10,520,767
    Wells Fargo Bank, 7.8s, 2010                                        5,967            6,328,720
    Wells Fargo Bank, 6.45s, 2011                                       2,957            2,934,763
                                                                                    --------------
                                                                                    $  112,238,476
--------------------------------------------------------------------------------------------------
  Building - 0.4%
    Building Materials Corp., 8s, 2008                             $    4,135       $    2,232,900
    Nortek, Inc., 9.25s, 2007                                           1,500            1,466,250
    Toll Brothers, Inc., 8.25s, 2011                                    1,000              961,710
                                                                                    --------------
                                                                                    $    4,660,860
--------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Chevron Phillips Chemical Co., 7s, 2011##                      $    2,699       $    2,621,755
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.7%
    Kellogg Co., 6s, 2006##                                        $    4,559       $    4,511,221
    Kindercare Learning Centers, Inc., 9.5s, 2009                       2,450            2,401,000
    Nabisco Holdings, 6.375s, 2005                                      2,270            2,249,366
                                                                                    --------------
                                                                                    $    9,161,587
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 4.7%
    Amresco Residential Securities Mortgage Loan,
      5.94s, 2015                                                $         32       $       31,723
    BCF LLC, 7.75s, 2026##                                              1,469            1,141,921
    Chase Commercial Mortgage Securities Corp., 6.6s,
      2012                                                              4,040            3,207,333
    Commerce 2000, 6.302s, 2002##                                       3,190            3,176,323
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                   7,068            7,090,425
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                      2,700            2,604,895
    DLJ Commercial Mortgage Corp., 6.583s, 2003##                       2,721            2,718,431
    DLJ Commercial Mortgage Corp., 7.877s, 2003##                       2,084            2,033,528
    Ford Credit Auto Owner Trust, 7.5s, 2003##                          1,890            1,898,269
    GMAC Commercial Mortgage Security, Inc., 7.43s,
      2004                                                              5,880            5,732,081
    Greenpoint Manufactured Housing, 7.6s, 2022                         7,400            7,672,331
    Merrill Lynch Mortgage Investors, Inc., 8.49s,
      2022+                                                             2,000            2,030,000
    Morgan Stanley Capital I, Inc., 6.1s, 2006                          5,750            5,716,305
    Morgan Stanley Capital I, Inc., 6.86s, 2010                         6,327            5,469,510
    Morgan Stanley Capital I, Inc., 6.01s, 2030                         4,428            4,468,809
    Morgan Stanley Capital I, Inc., 7.771s, 2039                        7,510            6,132,715
                                                                                    --------------
                                                                                    $   61,124,599
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    Coca Cola Bottling Co., 6.375s, 2009                           $    8,346       $    7,632,500
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Gaylord Container Corp., 9.75s, 2007                           $    5,000       $    3,100,000
    Georgia-Pacific Corp., 9.875s, 2021                                 6,883            6,832,203
                                                                                    --------------
                                                                                    $    9,932,203
--------------------------------------------------------------------------------------------------
  Industrial - 1.1%
    Allied Waste Industries, Inc., 10s, 2009                       $    1,840       $    1,902,100
    Waste Management, Inc., 6.625s, 2002                                4,077            4,090,821
    Waste Management, Inc., 7s, 2004                                    1,827            1,837,085
    Waste Management, Inc., 7.375s, 2010                                6,768            6,737,815
                                                                                    --------------
                                                                                    $   14,567,821
--------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    Aflac, Inc., 6.5s, 2009                                        $    5,000       $    4,896,200
    Atlantic Mutual Insurance Co., 8.15s, 2028##                        4,864            3,157,174
                                                                                    --------------
                                                                                    $    8,053,374
--------------------------------------------------------------------------------------------------
  Internet
    PSINET, Inc., 11s, 2009                                        $    2,340       $      163,800
--------------------------------------------------------------------------------------------------
  Media/Entertainment - 6.2%
    AOL Time Warner, Inc., 6.125s, 2006                            $   13,424       $   13,381,714
    Belo AH Corp., 7.75s, 2027                                          5,986            5,396,978
    Chancellor Media Corp., 8.125s, 2007                               13,775           14,119,375
    Chancellor Media Corp., 8.75s, 2007                                 1,500            1,575,000
    Charter Communications Holdings LLC, 8.25s, 2007                    3,500            3,360,000
    Comcast Cable Communications, 6.75s, 2011                           2,669            2,634,143
    CSC Holdings, Inc., 7.25s, 2008                                     4,618            4,383,914
    CSC Holdings, Inc., 8.125s, 2009                                   10,808           10,762,871
    Granite Broadcasting Corp., 8.875s, 2008                            4,000            2,520,000
    Harrahs Entertainment, 8s, 2011##                                   4,508            4,535,138
    Liberty Media Group, 8.25s, 2030                                    5,841            5,203,560
    MGM Mirage, Inc., 8.5s, 2010                                        3,112            3,216,003
    News America Holdings, Inc., 10.125s, 2012                            740              800,125
    Time Warner, Inc., 10.15s, 2012                                     5,359            6,646,178
    Time Warner, Inc., 6.875s, 2018                                     2,216            2,127,227
                                                                                    --------------
                                                                                    $   80,662,226
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.3%
    HCA - The Healthcare Co., 8.75s, 2010                          $    5,802       $    6,266,160
    HCA - The Healthcare Co., 7.875s, 2011                             10,190           10,444,750
                                                                                    --------------
                                                                                    $   16,710,910
--------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Occidental Petroleum Corp., 6.75s, 2002                        $    3,771       $    3,849,173
--------------------------------------------------------------------------------------------------
  Oils - 1.9%
    Apache Corp., 7.95s, 2026                                      $    9,480       $   10,170,997
    Kinder Morgan Energy Partners, 6.75s, 2011                          5,018            4,959,189
    Kinder Morgan Energy Partners, 7.4s, 2031                           4,256            4,116,531
    P&L Coal Holdings Corp., 9.625s, 2008                               4,000            4,200,000
    Pioneer Natural Resources Co., 9.625s, 2010                         1,635            1,806,675
                                                                                    --------------
                                                                                    $   25,253,392
--------------------------------------------------------------------------------------------------
  Railroad - 1.0%
    Union Pacific Corp., 6.34s, 2003                               $    3,024       $    3,077,101
    Union Pacific Corp., 6.39s, 2004                                    5,585            5,653,584
    Union Pacific Corp., 6.65s, 2011                                    4,901            4,789,404
                                                                                    --------------
                                                                                    $   13,520,089
--------------------------------------------------------------------------------------------------
  Real Estate - 1.1%
    EOP Operating Ltd., 6.5s, 2004                                  $  11,164       $   11,297,162
    EOP Operating Ltd., 7.75s, 2007                                     3,125            3,232,250
                                                                                    --------------
                                                                                    $   14,529,412
--------------------------------------------------------------------------------------------------
  Retail - 2.4%
    Delhaize America, Inc., 8.125s, 2011##                         $    2,556       $    2,613,970
    Federated Department Stores, Inc., 6.79s, 2027                      8,472            8,586,135
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                  2,330               29,125
    K Mart Corp., 9.375s, 2006                                          8,217            8,258,085
    Safeway, Inc., 6.5s, 2011                                           7,279            7,055,607
    Safeway, Inc., 7.25s, 2031                                          5,063            4,815,622
                                                                                    --------------
                                                                                    $   31,358,544
--------------------------------------------------------------------------------------------------
  Telecommunications - 9.3%
    AT & T Wireless Services, Inc., 7.35s, 2006##                  $    4,840       $    4,897,983
    AT & T Wireless Services, Inc., 8.75s, 2031##                       9,150            9,305,642
    Century Communications Corp., 0s, 2008                              5,000            2,350,000
    Cox Communications, Inc., 7.75s, 2010                               6,353            6,669,379
    Cox Communications, Inc., 6.75s, 2011                               6,584            6,434,017
    GTE Corp., 9.1s, 2003                                               5,934            6,370,861
    Lucent Technologies, Inc., 6.45s, 2029                              7,290            4,097,417
    Nextel International, Inc. 0s to 2003, 12.125s to
      2008                                                              2,000              960,000
    Nextlink Communications, Inc., 10.75s, 2009                         5,000            2,475,000
    NTL Communications Corp. 0s to 2003, 12.375s to
      2006                                                              5,000            2,750,000
    Qwest Capital Funding, Inc., 7.75s, 2006                            9,043            9,499,798
    Qwest Capital Funding, Inc., 7.25s, 2011##                          9,062            9,097,976
    Qwest Communications International, Inc., 7.625s,
      2003                                                              4,601            4,777,246
    Qwest Communications International, Inc., 7.5s,
      2008                                                              9,181            9,400,059
    Sprint Capital Corp., 6.125s, 2008                                 14,619           13,411,324
    Sprint Spectrum LP, 11s, 2006                                       2,515            2,690,522
    TCI Communications Financing III, 9.65s, 2027                      16,336           17,895,761
    Telecom de Puerto Rico, Inc., 6.65s, 2006                           2,794            2,658,438
    Telecom de Puerto Rico, Inc., 6.8s, 2009                            6,622            6,126,403
                                                                                    --------------
                                                                                    $  121,867,826
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 9.3%
    Federal National Mortgage Association, 7s, 2015                 $  20,713       $   21,159,223
    Federal National Mortgage Association, 7s, 2029                    31,339           31,611,030
    Federal National Mortgage Association, 7.5s, 2030                  26,604           27,156,910
    Government National Mortgage Association, 7.5s,
      2023                                                                725              746,181
    Government National Mortgage Association, 7.5s,
      2025                                                              1,569            1,607,829
    Government National Mortgage Association, 8s, 2025                  3,585            3,742,222
    Government National Mortgage Association, 7.5s,
      2026                                                              3,740            3,831,758
    Government National Mortgage Association, 8s, 2026                  5,238            5,418,609
    Government National Mortgage Association, 7.5s,
      2027                                                             12,727           13,038,906
    Government National Mortgage Association, 7s, 2028                    184              185,623
    Government National Mortgage Association, 7.5s,
      2028                                                                357              365,784
    Government National Mortgage Association, 8s, 2029                 11,806           12,212,374
                                                                                    --------------
                                                                                    $  121,076,449
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 13.4%
    U.S. Treasury Bonds, 6.25s, 2030                               $   31,946       $   33,673,001
    U.S. Treasury Bonds, 5.375s, 2031                                  47,292           44,602,031
    U.S. Treasury Notes, 5.5s, 2008                                     8,407            8,554,123
    U.S. Treasury Notes, 4.25s, 2010***                                 2,043            2,187,422
    U.S. Treasury Notes, 5s, 2011                                      87,761           85,539,769
                                                                                    --------------
                                                                                    $  174,556,346
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 13.3%
    Allegheny Energy, Inc., 7.75s, 2005                            $    3,825       $    3,943,958
    Allegheny Energy, Inc., 7.8s, 2011##                                2,080            2,073,406
    Beaver Valley Funding Corp. II, 9s, 2017                            9,399            9,859,269
    Cleveland Electric Illuminating Co., 9s, 2023                       8,184            8,294,238
    CMS Energy Corp., 8.5s, 2011                                        7,367            7,319,335
    Commonwealth Edison Co., 8.5s, 2022                                 1,047            1,045,754
    Connecticut Light & Power Co., 7.875s, 2024                         4,233            4,258,864
    Dominion Resources, Inc., 8.125s, 2010                              3,420            3,655,706
    Entergy Mississippi, Inc., 6.2s, 2004                               1,307            1,291,277
    GGIB Funding Corp., 7.43s, 2011                                     3,427            3,464,751
    Gulf States Utilities Co., 8.21s, 2002                             10,575           10,682,125
    Gulf States Utilities Co., 8.25s, 2004                                658              696,289
    Midland Funding Corp., 10.33s, 2002                                 7,560            7,756,174
    Mirant Americas Generation, Inc., 8.3s, 2011##                      8,797            8,921,917
    Niagara Mohawk Power Corp. 0s to 2003, 8.5s to 2010                22,395           18,934,973
    Niagara Mohawk Power Corp., 7.75s, 2006                             4,985            5,204,938
    Nisource Finance Corp., 5.75s, 2003                                 4,413            4,401,835
    Nisource Finance Corp., 7.875s, 2010                               11,370           12,002,627
    Northeast Utilities, 8.58s, 2006                                    4,051            4,182,655
    NRG Energy, Inc., 8.7s, 2005##                                      7,060            7,340,677
    NRG Energy, Inc., 8.962s, 2016                                      3,193            3,408,229
    NRG Energy, Inc., 8.625s, 2031                                      6,299            6,276,261
    PNPP II Funding Corp., 9.12s, 2016                                    507              537,278
    Progress Energy, Inc., 7.1s, 2011                                   3,396            3,411,112
    PSEG Power LLC, 6.875s, 2006##                                      2,270            2,262,577
    PSEG Power LLC, 7.75s, 2011##                                       1,352            1,367,367
    Public Service Enterprise Group, 7.75s, 2011                        5,155            5,247,584
    RGS Aegco Funding Corp., 9.81s, 2022                                3,548            3,964,609
    Salton Sea Funding Corp., 7.84s, 2010                               3,925            3,472,840
    Salton Sea Funding Corp., 8.3s, 2011                                  753              632,915
    Toledo Edison Co., 7.875s, 2004                                     8,709            9,203,410
    Utilicorp United, Inc., 7s, 2004                                    1,696            1,712,485
    Waterford 3 Funding Corp., 8.09s, 2017                              6,623            6,641,547
                                                                                    --------------
                                                                                    $  173,468,982
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Tennessee Gas Pipeline Co., 7.625s, 2037                       $    2,600       $    2,493,998
    Williams Cos., Inc., 6.75s, 2006##                                  9,200            9,271,475
                                                                                    --------------
                                                                                    $   11,765,473
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $1,093,960,655
--------------------------------------------------------------------------------------------------
Foreign Bonds - 13.5%
  Australia - 0.9%
    Cable & Wireless Optus Ltd., 8.125s, 2009
      (Telecommunications)##                                       $    4,630       $    4,995,214
    Cable & Wireless Optus Ltd., 8s, 2010
      (Telecommunications)##                                            6,510            7,014,786
                                                                                    --------------
                                                                                    $   12,010,000
--------------------------------------------------------------------------------------------------
  Bermuda - 0.5%
    Global Crossing Holdings Ltd., 8.7s, 2007
      (Telecommunications)##                                       $    4,594       $    4,203,510
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                              1,840            1,738,800
                                                                                    --------------
                                                                                    $    5,942,310
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 6.313s, 2011                    $    3,054       $    2,259,960
    National Republic of Bulgaria, 6.313s, 2024                         1,514            1,112,790
                                                                                    --------------
                                                                                    $    3,372,750
--------------------------------------------------------------------------------------------------
  Canada - 2.5%
    Alberta Energy Ltd., 7.65s, 2010 (Utilities -
      Electric)                                                    $    2,831       $    2,994,547
    AT&T Canada, Inc. 0s to 2003, 9.95s to 2008
      (Telecommunications)                                              5,520            4,633,212
    AT&T Canada, Inc., 7.65s, 2006 (Telecommunications)                 4,535            4,439,629
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                   2,401            2,647,919
    Calpine Canada Energy Finance, 8.5s, 2008
      (Utilities - Electric)                                            9,059            9,009,810
    Gulf Canada Resources Ltd., 8.35s, 2006 (Oils)                      3,746            4,042,683
    Province of Quebec, 5.5s, 2006                                      4,531            4,473,275
                                                                                    --------------
                                                                                    $   32,241,075
--------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Empresa Nacional de Electric, 7.325s, 2037
      (Utilities - Electric)                                       $    2,365       $    2,238,520
    HQI Transelec Chile SA, 7.875s, 2011 (Utilities -
      Electric)##                                                       2,595            2,544,605
                                                                                    --------------
                                                                                    $    4,783,125
--------------------------------------------------------------------------------------------------
  Finland - 0.9%
    Kansallis-Osake, 10s, 2002 (Banks and Finance)                 $    3,184       $    3,321,580
    UPM Kymmene Corp., 7.45s, 2027 (Forest and Paper
      Products)##                                                       9,216            8,205,005
                                                                                    --------------
                                                                                    $   11,526,585
--------------------------------------------------------------------------------------------------
  France - 0.8%
    France Telecom SA, 6.324s, 2003
      (Telecommunications)##                                       $    5,564       $    5,617,047
    France Telecom SA, 8.5s, 2031
      (Telecommunications)##                                            1,351            1,371,643
    Natexis Ambs LLC, 8.44s, 2049 (Banks and Finance)##                 3,159            3,184,642
                                                                                    --------------
                                                                                    $   10,173,332
--------------------------------------------------------------------------------------------------
  Italy - 0.4%
    Unicredito Italiano Capital Trust, 9.2s, 2049
      (Banks and Finance)##                                        $    5,200       $    5,557,084
--------------------------------------------------------------------------------------------------
  Mexico - 0.6%
    Pemex Finance Ltd., 9.125s, 2010 (Banks and
      Finance)##                                                   $    1,580       $    1,595,800
    Pemex Finance Ltd., 10.61s, 2017 (Banks and
      Finance)                                                          3,500            4,162,515
    United Mexican States, 9.875s, 2010                                 1,515            1,634,685
    United Mexican States, 11.375s, 2016                                  695              812,802
                                                                                    --------------
                                                                                    $    8,205,802
--------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Hermes Europe Railtel BV, 10.375s, 2009
      (Telecommunications)                                         $    3,610       $    1,083,000
    Telefonica Europe BV, 7.35s, 2005
      (Telecommunications)                                              2,110            2,193,535
                                                                                    --------------
                                                                                    $    3,276,535
--------------------------------------------------------------------------------------------------
  Norway - 0.8%
    Union Bank of Norway, 7.35s, 2049 (Banks and
      Finance)##                                                   $   10,000       $   10,205,700
--------------------------------------------------------------------------------------------------
  Panama - 0.6%
    Republic of Panama, 9.625s, 2011                               $    4,552       $    4,620,280
    Republic of Panama, 10.75s, 2020                                    2,342            2,394,695
    Republic of Panama, 8.875s, 2027                                    1,311            1,166,790
                                                                                    --------------
                                                                                    $    8,181,765
--------------------------------------------------------------------------------------------------
  Qatar - 0.4%
    State of Qatar, 9.75s, 2030##                                  $    4,423       $    4,732,610
--------------------------------------------------------------------------------------------------
  Russia - 0.1%
    Russian Federation, 8.25s, 2010##                              $    2,011       $    1,387,913
--------------------------------------------------------------------------------------------------
  South Korea - 1.2%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and
      Finance)                                                     $   11,151       $   11,652,795
    Hanvit Bank, 12.75s, 2010 (Banks and Finance)##                     3,580            3,651,600
                                                                                    --------------
                                                                                    $   15,304,395
--------------------------------------------------------------------------------------------------
  Sweden - 1.0%
    AB Spintab, 6.8s, 2049 (Banks and Finance.)##                  $   12,536       $   12,686,557
--------------------------------------------------------------------------------------------------
  United Kingdom - 1.9%
    British Sky Broadcasting, 6.875s, 2009
      (Telecommunications)                                         $   16,047       $   14,713,013
    Colt Telecom Group PLC 0s to 2001, 12s to 2006
      (Telecommunications)                                              1,500            1,485,000
    Hanson PLC, 7.875s, 2010 (Building)                                 5,642            5,788,353
    Telewest PLC, 9.625s, 2006 (Media/Entertainment)                    3,850            3,503,500
                                                                                    --------------
                                                                                    $   25,489,866
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $  175,077,404
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,283,021,909)                                       $1,269,038,059
--------------------------------------------------------------------------------------------------
Preferred Stock - 0.8%
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
  Media/Entertainment - 0.8%
    Primedia, Inc., 8.625%                                             13,250       $    1,030,188
    TCI Communications, Inc., 10.00%                                  390,000            9,847,500
--------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $11,198,250)                                $   10,877,688
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.3%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Federal National Mortgage Association, due 5/01/01,
      at Amortized Cost                                            $   16,667       $   16,667,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,310,887,159)                                 $1,296,582,747
Other Assets, Less Liabilities - 0.5%                                                    7,113,450
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,303,696,197
--------------------------------------------------------------------------------------------------
 ** Non-income producing security - in default.
*** Securities held as futures collateral.
 ## SEC Rule 144A restriction.
  + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
APRIL 30, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,310,887,159)   $1,296,582,747
  Cash                                                          12,426,282
  Net receivable for forward foreign currency exchange
    contracts to sell                                               77,093
  Receivable for daily variation margin on open future
    contracts                                                       16,922
  Receivable for fund shares sold                                4,418,520
  Receivable for investments sold                               53,773,056
  Interest receivable                                           21,800,482
  Other assets                                                      23,119
                                                            --------------
      Total assets                                          $1,389,118,221
                                                            --------------
Liabilities:
  Payable for foreign currency at value                         $  142,634
  Net payable for forward currency exchange contracts
    closed or subject to master netting agreements                  26,402
  Payable for fund shares reacquired                             3,829,426
  Payable for investments purchased                             80,920,732
  Payable to affiliates -
    Management fee                                                  41,192
    Shareholder servicing agent fee                                 10,675
    Distribution and service fee                                    56,662
    Administrative fee                                               1,868
  Accrued expenses and other liabilities                           390,298
  Accrued interest expense                                           2,135
                                                            --------------
      Total liabilities                                      $  85,422,024
                                                            --------------
Net assets                                                  $1,303,696,197
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $1,404,916,030
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (15,256,803)
  Accumulated net realized loss on investments and
    foreign currency transactions                              (86,195,032)
  Accumulated undistributed net investment income                  232,002
                                                            --------------
      Total                                                 $1,303,696,197
                                                            ==============
Shares of beneficial interest outstanding                    105,786,456
                                                             ===========

Class A shares:
  Net asset value per share
    (net  assets  of  $853,272,949 / 69,153,139 shares of
     beneficial interest outstanding)                          $12.34
                                                               ======
  Offering  price  per  share  (100  / 95.25 of net asset
     value per share)                                          $12.96
                                                               ======

Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $335,629,464 / 27,295,280 shares of
     beneficial interest outstanding)                          $12.30
                                                               ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $100,334,346 / 8,167,056 shares of
     beneficial interest outstanding)                          $12.29
                                                               ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $14,459,438 / 1,170,981 shares of
     beneficial interest outstanding)                          $12.35
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
---------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2001
---------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                   $ 91,302,715
    Dividends                                                       601,768
                                                               ------------
      Total investment income                                  $ 91,904,483
                                                               ------------
  Expenses -
    Management fee                                             $  4,518,708
    Trustees' compensation                                           52,140
    Shareholder servicing agent fee                               1,161,036
    Distribution and service fee (Class A)                        2,319,251
    Distribution and service fee (Class B)                        2,931,225
    Distribution and service fee (Class C)                          837,031
    Administrative fee                                              172,934
    Custodian fee                                                   318,570
    Postage                                                         121,047
    Printing                                                         82,095
    Auditing fees                                                    41,119
    Legal fees                                                        4,825
    Miscellaneous                                                   820,745
                                                               ------------
      Total expenses                                           $ 13,380,726
    Fees paid indirectly                                           (247,521)
                                                               ------------
      Net expenses                                             $ 13,133,205
                                                               ------------
        Net investment income                                  $ 78,771,278
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $(13,753,612)
    Written option transactions                                   1,455,000
    Futures contracts                                             5,254,661
    Foreign currency transactions                                   101,491
                                                               ------------
      Net realized loss on investments and foreign
         currency transactions                                 $ (6,942,460)
                                                               ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $ 38,343,024
    Written options                                                (710,000)
    Futures contracts                                            (1,786,298)
    Translation of assets and liabilities in foreign
      currencies                                                    (53,307)
                                                               ------------
      Net unrealized gain on investments and foreign
         currency translation                                  $ 35,793,419
                                                               ------------
        Net realized and unrealized gain on investments
           and foreign currency                                $ 28,850,959
                                                               ------------
          Increase in net assets from operations               $107,622,237
                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                 2001               2000
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $    78,771,278    $    80,518,772
  Net realized loss on investments and foreign currency
    transactions                                               (6,942,460)       (55,997,726)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                       35,793,419        (47,365,135)
                                                          ---------------    ---------------
    Increase (decrease) in net assets from operations     $   107,622,237    $   (22,844,089)
                                                          ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $   (54,530,093)   $   (55,462,421)
  From net investment income (Class B)                        (18,678,338)       (18,448,336)
  From net investment income (Class C)                         (5,340,244)        (5,453,077)
  From net investment income (Class I)                           (815,364)          (601,364)
                                                          ---------------    ---------------
    Total distributions declared to shareholders          $   (79,364,039)   $   (79,965,198)
                                                          ---------------    ---------------
Net increase (decrease) in net assets from fund
  share transactions                                      $   173,913,583    $   (59,006,164)
                                                          ---------------    ---------------
    Total increase (decrease) in net assets               $   202,171,781    $  (161,815,451)
Net assets:
  At beginning of period                                    1,101,524,416      1,263,339,867
                                                          ---------------    ---------------
  At end of period (including undistributed net
    investment income of $232,002 and $2,918,967,
    respectively)                                         $ 1,303,696,197    $ 1,101,524,416
                                                          ===============    ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                               2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $12.02             $13.08           $13.57           $13.04           $12.85
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.85             $ 0.87           $ 0.88           $ 0.89           $ 0.94
  Net realized and unrealized gain (loss)
    on investments and foreign currency            0.34              (1.07)           (0.46)            0.55             0.18
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 1.19             $(0.20)          $ 0.42           $ 1.44           $ 1.12
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.87)            $(0.86)          $(0.87)          $(0.91)          $(0.93)
  From net realized gain on investments
    and foreign currency transactions              --                 --              (0.03)            --               --
  In excess of net investment income+++            --                 --               --              (0.00)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                 --              (0.01)            --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.87)            $(0.86)          $(0.91)          $(0.91)          $(0.93)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $12.34             $12.02           $13.08           $13.57           $13.04
                                                 ======             ======           ======           ======           ======
Total return(+)                                   10.22%             (1.51)%           3.22%           11.36%            8.99%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       0.93%              0.92%            0.96%            0.98%            1.02%
  Net investment income                            7.01%              6.97%            6.61%            6.61%            7.12%
Portfolio turnover                                  289%               290%             343%             333%             446%
Net assets at end of period (000 Omitted)      $853,273           $738,936         $866,388         $708,021         $541,710

(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                               2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $11.98             $13.04           $13.52           $12.99           $12.79
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.76             $ 0.78           $ 0.78           $ 0.79           $ 0.83
  Net realized and unrealized gain (loss)
    on investments and foreign currency            0.34              (1.07)           (0.45)            0.54             0.19
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 1.10             $(0.29)          $ 0.33           $ 1.33           $ 1.02
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.78)            $(0.77)          $(0.77)          $(0.80)          $(0.82)
  From net realized gain on investments
    and foreign currency transactions              --                 --              (0.03)            --               --
  In excess of net investment income+++            --                 --               --              (0.00)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                 --              (0.01)            --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.78)            $(0.77)          $(0.81)          $(0.80)          $(0.82)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $12.30             $11.98           $13.04           $13.52           $12.99
                                                 ======             ======           ======           ======           ======
Total return                                       9.49%             (2.21)%           2.54%           10.52%            8.16%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       1.63%              1.62%            1.66%            1.68%            1.76%
  Net investment income                            6.31%              6.27%            5.92%            5.90%            6.39%
Portfolio turnover                                  289%               290%             343%             333%             446%
Net assets at end of period (000 Omitted)      $335,629           $278,030         $299,523         $187,905         $123,000

+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                               2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $11.97             $13.03           $13.52           $12.98           $12.79
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.76             $ 0.78           $ 0.78           $ 0.78           $ 0.83
  Net realized and unrealized gain (loss)
    on investments and foreign currency            0.34              (1.07)           (0.46)            0.56             0.20
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $ 1.10             $(0.29)          $ 0.32           $ 1.34           $ 1.03
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.78)            $(0.77)          $(0.77)          $(0.80)          $(0.84)
  From net realized gain on investments
    and foreign currency transactions              --                 --              (0.03)            --               --
  In excess of net investment income+++            --                 --               --              (0.00)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                 --              (0.01)            --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.78)            $(0.77)          $(0.81)          $(0.80)          $(0.84)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $12.29             $11.97           $13.03           $13.52           $12.98
                                                 ======             ======           ======           ======           ======
Total return                                       9.42%             (2.21)%           2.48%           10.54%            8.27%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       1.63%              1.62%            1.66%            1.68%            1.74%
  Net investment income                            6.31%              6.27%            5.92%            5.89%            6.44%
Portfolio turnover                                  289%               290%             343%             333%             446%
Net assets at end of period (000 Omitted)      $100,334            $77,687          $88,173          $42,229          $20,003

+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                                                              PERIOD ENDED
                                                                                                                     APRIL 30,
                                                 2001               2000             1999             1998               1997*
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $12.03             $13.09           $13.58           $13.05             $13.15
                                               ------             ------           ------           ------             ------
Income from investment operations# -
  Net investment income                        $ 0.90             $ 0.91           $ 0.92           $ 0.94             $ 0.31
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                     0.32              (1.08)           (0.45)            0.55              (0.09)
                                               ------             ------           ------           ------             ------
      Total from investment operations         $ 1.22             $(0.17)          $ 0.47           $ 1.49             $ 0.22
                                               ------             ------           ------           ------             ------
Less distributions declared to
  shareholders -
  From net investment income                   $(0.90)            $(0.89)          $(0.92)          $(0.96)            $(0.32)
  From net realized gain on investments
    and foreign currency transactions            --                 --              (0.03)            --                 --
  In excess of net investment income+++          --                 --               --              (0.00)              --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --                 --              (0.01)            --                 --
                                               ------             ------           ------           ------             ------
      Total distributions declared to
        shareholders                           $(0.90)            $(0.89)          $(0.96)          $(0.96)            $(0.32)
                                               ------             ------           ------           ------             ------
Net asset value - end of period                $12.35             $12.03           $13.09           $13.58             $13.05
                                               ======             ======           ======           ======             ======
Total return                                    10.55%             (1.21)%           3.56%           11.72%              1.70%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                     0.63%              0.62%            0.65%            0.68%              0.69%+
  Net investment income                          7.30%              7.26%            6.90%            6.95%              7.19%+
Portfolio turnover                                289%               290%             343%             333%               446%
Net assets at end of period (000
  Omitted)                                    $14,459             $6,873           $9,256           $9,249             $9,593

  *For the period from the inception of Class I shares, January 2, 1997, through April 30,
   1997.
  + Annualized.
 ++ Not annualized.
+++ For the year ended April 30, 1998, the per share distribution in excess of net investment income was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective May 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 2001, accumulated undistributed net investment income decreased by $2,094,204 and accumulated net realized loss on investments and foreign currency transactions decreased by $2,094,204 due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. This change had no effect on the net assets or net asset value per share. At April 30, 2001, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and foreign currency transactions.

At April 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $68,377,235 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2007, ($12,839,198), April 30, 2008, $(41,302,001), and
April 30, 2009, $(14,236,036).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
--------------------------------------    --------------------------------------
First $200 million              0.225%    First $20 million              2.75%
In excess of $200 million       0.191%    In excess of $20 million       2.34%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $15,651 for the year ended April 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $214,351 for the year ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer (reduced to a maximum of 0.15% per annum for the fund shares sold prior to March 1, 1991) and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The fund is currently paying distribution fees in the amount of 0.05%. Payment of the remaining portion of the 0.10% per annum will commence on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $242,518 for the year ended April 30, 2001. Fees incurred under the distribution plan during the year ended April 30, 2001, were 30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $84,434 and $94,786 for Class B and Class C shares, respectively, for the year ended April 30, 2001. Fees incurred under the distribution plan during the year ended April 30, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2001, were $51,055, $446,758, and $12,254 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                       $2,056,447,271  $1,969,226,407
                                                 --------------  --------------
Investments (non-U.S. government securities)     $1,416,623,529  $1,312,500,735
                                                 --------------  --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,313,330,837
                                                                 --------------
Gross unrealized depreciation                                    $  (37,117,776)
Gross unrealized appreciation                                        20,369,686
                                                                 --------------
    Net unrealized depreciation                                  $  (16,748,090)
                                                                 ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     YEAR ENDED APRIL 30, 2001         YEAR ENDED APRIL 30, 2000
                                ------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        33,968,611    $ 415,380,448       27,601,486    $ 342,146,564
Shares issued to shareholders
  in reinvestment of
  distributions                     3,618,588       43,942,056        3,564,990       44,004,826
Shares reacquired                 (29,907,495)    (364,195,026)     (35,927,244)    (444,307,562)
                                -------------    -------------    -------------    -------------
    Net increase (decrease)         7,679,704    $  95,127,478       (4,760,768)   $ (58,156,172)
                                =============    =============    =============    =============

Class B shares
                                     YEAR ENDED APRIL 30, 2001         YEAR ENDED APRIL 30, 2000
                                ------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         9,474,967    $ 116,163,732        8,392,944    $ 103,939,608
Shares issued to shareholders
  in reinvestment of
  distributions                     1,091,089       13,210,641        1,052,675       12,949,701
Shares reacquired                  (6,474,778)     (78,717,595)      (9,207,578)    (113,130,256)
                                -------------    -------------    -------------    -------------
    Net increase                    4,091,278    $  50,656,778          238,041    $   3,759,053
                                =============    =============    =============    =============

Class C shares
                                     YEAR ENDED APRIL 30, 2001         YEAR ENDED APRIL 30, 2000
                                ------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         4,283,496    $  52,430,558        3,423,107    $  42,297,657
Shares issued to shareholders
  in reinvestment of
  distributions                       254,433        3,080,106          259,041        3,185,142
Shares reacquired                  (2,859,448)     (34,719,410)      (3,958,803)     (48,445,961)
                                -------------    -------------    -------------    -------------
    Net increase (decrease)         1,678,481    $  20,791,254         (276,655)   $  (2,963,162)
                                =============    =============    =============    =============

Class I shares
                                     YEAR ENDED APRIL 30, 2001         YEAR ENDED APRIL 30, 2000
                                ------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         1,008,925    $  12,319,639          323,783    $   3,976,631
Shares issued to shareholders
  in reinvestment of
  distributions                        64,806          788,794           47,733          589,946
Shares reacquired                    (474,202)      (5,770,360)        (507,284)      (6,212,460)
                                -------------    -------------    -------------    -------------
    Net increase (decrease)           599,529    $   7,338,073         (135,768)   $  (1,645,883)
                                =============    =============    =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $11,881 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                  NUMBER OF
                                  CONTRACTS               PREMIUMS
------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD         1            $   710,000
Options written                          1                745,000
Options expired                          2             (1,455,000)
                                         -            -----------
OUTSTANDING, END OF PERIOD               0            $         0
                                         =            ===========

At April 30, 2001, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                         CONTRACT TO                                CONTRACTS      NET UNREALIZED
              SETTLEMENT DATE        DELIVER/RECEIVE        IN EXCHANGE FOR          AT VALUE        APPRECIATION
-------------------------------------------------------------------------------------------------------------------
Sales                 6/13/01              1,741,893        EUR  $1,621,231        $1,544,138             $77,093

At April 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $26,402 with Deutsche Bank.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

EUR = Euro

At April 30, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                                                       UNREALIZED
                                                                                                     APPRECIATION
DESCRIPTION                             EXPIRATION           CONTRACTS            POSITION         (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                      June 2001                 250               Short               $23,438
U.S. Treasury Notes                      June 2001                 417                Long                (6,516)
                                                                                                         -------
                                                                                                         $16,922
                                                                                                         =======

At April 30, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The fund may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.16% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                  DATE OF       PRINCIPAL
DESCRIPTION                                   ACQUISITION          AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  8.49s, 2022                                   6/22/1994      $2,000,000    $  1,386,250      $2,030,000

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust IX and the Shareholders of MFS Bond
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (a series of MFS Series Trust IX (the Trust)), as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Bond Fund at April 30, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR THE YEAR ENDED APRIL 30, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 0.78%.

MFS(R) Bond Fund

TRUSTEES                                 SECRETARY
J. Atwood Ives + - Chairman and          Stephen E. Cavan*
Chief Executive Officer, Eastern
Enterprises (diversified services        ASSISTANT SECRETARY
company)                                 James R. Bordewick, Jr.*

Lawrence T. Perera + - Partner,          CUSTODIAN
Hemenway & Barnes (attorneys)            State Street Bank and Trust Company

William J. Poorvu + - Adjunct            AUDITORS
Professor, Harvard University            Deloitte & Touche LLP
Graduate School of Business
Administration                           INVESTOR INFORMATION
                                         For information on MFS mutual funds,
Charles W. Schmidt + - Private           call your investment professional
Investor                                 or, for an information kit, call
                                         toll free: 1-800-637-2929 any
Arnold D. Scott* - Senior Executive      business day from 9 a.m. to 5 p.m.
Vice President, Director, and            Eastern time (or leave a message
Secretary, MFS Investment                anytime).
Management
                                         INVESTOR SERVICE
Jeffrey L. Shames* - Chairman and        MFS Service Center, Inc.
Chief Executive Officer, MFS             P.O. Box 2281
Investment Management                    Boston, MA 02107-9906

Elaine R. Smith + - Independent          For general information,
Consultant                               call toll free: 1-800-225-2606
                                         any business day from 8 a.m.
David B. Stone + - Chairman, North       to 8 p.m. Eastern time.
American Management Corp.
(investment adviser)                     For service to speech- or
                                         hearing-impaired individuals,
INVESTMENT ADVISER                       call toll free: 1-800-637-6576
Massachusetts Financial Services Company any business day from 9 a.m.
500 Boylston Street                      to 5 p.m. Eastern time.
Boston, MA 02116-3741                    (To use this service, your phone
                                         must be equipped with a
DISTRIBUTOR                              Telecommunications Device for
MFS Fund Distributors, Inc.              the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                    For share prices, account balances,
                                         exchanges, or stock and bond
CHAIRMAN AND PRESIDENT                   outlooks, call toll free:
Jeffrey L. Shames*                       1-800-MFS-TALK (1-800-637-8255)
                                         anytime from a touch-tone telephone.
PORTFOLIO MANAGER
Geoffrey L. Kurinsky*                    WORLD WIDE WEB
                                         www.mfs.com
ASSOCIATE PORTFOLIO MANAGER
William J. Adams*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) BOND FUND                                                 ------------
                                                                  PRSRT STD
[logo] M F S(R)                                                  U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                     MFS
                                                                 ------------
500 Boylston Street
Boston, MA 02116- 3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., Boylston Street, Boston, MA 02116.

                                                 MFB-2 06/01 124M 11/211/311/811